Exhibit 99.4

FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT,
TERM LOAN AND SECURITY AGREEMENTS, AND RELATED DOCUMENTS

This First Amendment to Revolving Credit and Security Agreement, Term Loan and Security Agreements, and Related Documents (“Agreement”) is executed by ALLIED MOTION TECHNOLOGIES, INC. (“Allied Motion”), MOTOR PRODUCTS CORPORATION (“Motor Products”), ALLIED MOTION CONTROL CORPORATION (“Allied Motion Control”), EMOTEQ CORPORATION (“Emoteq”), COMPUTER OPTICAL PRODUCTS, INC. (“Computer Optical”), AMOT I, INC. (“AMOT I”), AMOT II, INC. (“AMOT II”), AMOT III, INC. (“AMOT III”), STATURE ELECTRIC, INC. f/k/a AMOT, Inc. (“New Stature”), AHAB INVESTMENT COMPANY (“Ahab”),  ALLIED MOTION TECHNOLOGIES B.V. (“Allied Motion B.V.”) PRECISION MOTOR TECHNOLOGY B.V. (“Precision Motor”), PREMOTEC BEHEER, B.V. (“BEHEER”), PNC BANK, NATIONAL ASSOCIATION (“Agent”) as agent for itself, Silicon Valley Bank, and any other lenders under the Revolving Credit Agreement (collectively “Lenders”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), and SILICON VALLEY BANK (“SVB”) for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, as of August 19, 2004.  Hereinafter, Allied Motion, Motor Products, Emoteq, Computer Optical, AMOT I, AMOT II, AMOT III, New Stature, and Ahab may be referred to individually as a “Borrower” and collectively as the “Borrowers” and Allied Motion B.V., Precision Motor, and Beheer may be referred to individually as a “Dutch Subsidiary” and collectively as the “Dutch Subsidiaries.”

Recitals

A.                                   Borrowers executed and delivered to Agent and Lenders a Revolving Credit and Security Agreement and other loan documents on and after May 7, 2004.  Hereinafter, the Revolving Credit and Security Agreement and any amendments, modifications, replacements or substitutions thereto may be referred to collectively as the “Revolving Credit Loan Agreement” and the Revolving Credit Loan Agreement, any related loan documents, and any amendments, modifications, replacements or substitutions to any of the foregoing may be referred to collectively as the “Revolving Credit Loan Documents”.

B.                                     Borrowers executed and delivered to PNC a Term Loan and Security Agreement and other loan documents on and after May 7, 2004.  Hereinafter, the Term Loan and Security Agreement and any amendments, modifications, replacements or substitutions thereto may be referred to collectively as the “PNC Term Loan Agreement” and the PNC Term Loan Agreement, any related loan documents, and any amendments, modifications, replacements or substitutions to any of the foregoing may be referred to collectively as the “PNC Term Loan Documents.

C.                                     Borrower executed and delivered to SVB a Term Loan and Security Agreement and other loan documents on and after May 7, 2004.  Hereinafter, the Term Loan and Security Agreement and any amendments, modifications, replacements or substitutions thereto may be referred to collectively as the “SVB Term Loan Agreement” and the SVB Term Loan Agreement, any related loan documents, and any amendments, modifications, replacements or substitutions to any of the foregoing may be referred to collectively as the “SVB Term Loan Documents”.

D.                                    Borrowers wish to modify the Revolving Credit Loan Documents, PNC Term Loan Documents, and SVB Term Loan Documents (collectively “Loan Documents”) as set forth in this Agreement.

E.                                      Agent, Lenders, PNC and SVB are unwilling to modify the Loan Documents unless Borrowers execute and agree to abide by the terms and conditions set forth in this Agreement.

Agreements

1.                                       Borrowers hereby acknowledge the validity and enforceability of the Loan Documents and reaffirm the truth and accuracy of all of the representations, warranties and other statements contained in the Loan Documents as of the date of this Agreement.

2.                                       The outstanding principal balance on Borrowers’ obligations to Lenders under the Revolving Credit Loan Documents amounted to approximately $4,102,111.69 as of August 18, 2004 and interest, fees, and expenses are accruing thereon as set forth in the Revolving Credit Loan Documents.

3.                                       The outstanding principal balance on Borrowers’ obligations to PNC under the PNC Loan Documents amounted to approximately $4,821,920.00 as of August 18, 2004 and interest, fees, and expenses are accruing thereon as set forth in the Loan Documents.

4.                                       The outstanding principal balance on Borrowers’ obligations to SVB under the SVB Loan Documents amounted to approximately $2,979,166.66 as of August 18, 2004 and interest, fees, and expenses are accruing thereon as set forth in the Loan Documents.

5.                                       Notwithstanding anything to the contrary contained in the Loan Documents but subject to the terms and conditions set forth in Section 6 below, Agent, Lenders, PNC and SVB hereby acknowledge and agree that:

(a)                                  Allied Motion shall be entitled to form and own 100% of the outstanding stock of Allied Motion B.V.;

(b)                                 Allied Motion B.V. shall be entitled to acquire 100% of Beheer’s stock;

(c)                                  Allied Motion B.V. shall be entitled to obtain a loan (“Fortis Bank Loan”) in the principal amount of 1,600,000.00 Euros or less in the aggregate from Fortis Bank (Nederland) N.V. (“Fortis Bank”) for the acquisition of Beheer’s stock;

(d)                                 Precision Motor and/or Beheer shall be entitled to obtain a loan (“Fortis Commercial Loan”) in the principal amount of 2,700,000.00 Euros or less in the aggregate from Fortis Commercial Finance, N.V. (“Fortis Commercial”) for operating purposes;

(e)                                  Allied Motion shall be entitled to pay $450,000.00 or less of the closing costs associated with Allied Motion’s purchase of Beheer’s stock, the Fortis Bank Loan, and the Fortis Commercial Loan; and

(f)                                    Allied Motion shall be entitled to guaranty the payment of the Dutch Subsidiaries’ obligations to Fortis Bank and Fortis Commercial under the Fortis Bank Loan and Fortis Commercial Loan.

6.                                       The acknowledgment and consent of Agent, Lenders, PNC and SVB to the actions described in Section 5 above is subject to the following conditions:

(a)                                  Allied Motion B.V.’s purchase price for 100% of the outstanding Beheer stock does not exceed 3,750,000 Euros (excluding closing costs) in the aggregate;

(b)                                 the principal amount of the Fortis Bank Loan does not exceed 1,600,000.00 Euros in the aggregate at any time (unless Borrowers and the Dutch Subsidiaries obtain the prior written consent of Agent, PNC and SVB which may be withheld in their sole discretion);

(c)                                  the principal amount of the Fortis Commercial Loan does not exceed 2,700,000.00 Euros in the aggregate at any time (unless Borrowers and Dutch Subsidiaries obtain the prior written consent of Agent, PNC and SVB which may be withheld in their sole discretion);

(d)                                 the Fortis Bank Loan and Fortis Commercial Loan are not guarantied by any of the Borrowers except for Allied Motion;

(e)                                  the Fortis Bank Loan and Fortis Commercial Loan are not secured by any of the Borrowers’ assets;

(f)                                    the Dutch Subsidiaries do not obtain any loans or other financing arrangements except for the Fortis Bank Loan, Fortis Commercial loan, and trade credit in the ordinary course of business without obtaining the prior written consent of Agent, PNC and SVB which may be withheld in their sole discretion.  Nothing contained herein shall limit the Dutch Subsidiares from raising additional capital through the issuance and sale of additional stock;

(g)                                 Except for the $450,000.00 in closing costs and Allied Motion’s unsecured guaranty of the Fortis Bank Loan and Fortis Commercial Loan, no Borrower provides any Dutch Subsidiary with any monies or other things of value or guaranties, secures, or otherwise becomes responsible for the payments and/or performance of any Dutch Subsidiary’s indebtedness, liabilities or other obligations to any person or entity without obtaining the prior written consent of Agent, PNC and SVB which may be withheld in their sole discretion.  In the event that any Dutch Subsidiary receives any monies or other things of value from any Borrower that are prohibited by the preceding sentence, the Dutch Subsidiary shall hold such monies or other things of value in trust for Agent, Lenders, PNC and SVB and promptly remit such monies or other things of value to Agent for the benefit of Agent, Lenders, PNC and SVB whereupon such monies or other things of value shall be applied against the outstanding indebtedness, liabilities and other obligations owing to Agent, Lenders, PNC and SVB under the Loan Documents in any order determined by Agent, PNC and SVB;

(h)                                 Borrowers and the Dutch Companies provide Agent, PNC and SVB with accurate and complete copies of the Fortis Bank Loan documents and the Fortis Commercial Loan documents and any amendments, modifications, replacements or substitutions thereto promptly upon the execution of such documents;

(i)                                     Borrowers and the Dutch Companies refrain from amending, modifying, replacing or substituting the Fortis Bank Loan and/or Fortis Commercial Loan without obtaining the prior written consent of Agent, PNC and SVB which may be withheld in their sole discretion; and

(j)                                     The occurrence of any event of default upon the Fortis Bank Loan, Fortis Commercial Loan, or any other financing arrangements for the Dutch Subsidiaries that are guarantied or secured by any Borrower or its assets shall constitute an additional event of default under the Loan Documents.

7.                                       Borrowers and the Dutch Subsidiaries hereby release, waive and forever discharge Lender and its shareholders, directors, officers, employees, and agents from all known and unknown, absolute and contingent, claims, defenses, setoffs, counterclaims, causes of action, actions, suits or other legal proceedings of any kind existing or accrued as of the date of this Agreement.

8.                                       Borrowers shall be, jointly and severally, liable for the payment and performance of all of their present and future obligations under the Loan Documents and all of such obligations shall be secured by all of the collateral described in the Loan Documents.

9.                                       Borrowers, jointly and severally, hereby represent and warrant to and covenant with Lender that Lender’s liens, security interests, encumbrances and claims against the collateral described in the Loan Agreement and other Loan Documents shall continue to be prior and superior to any other liens, security interests, encumbrances or claims of any kind except for those specifically provided otherwise in the Loan Documents.  Borrowers, jointly and severally, represent and warrant to Lender that no event of default exists under the Loan Documents as of the date of this Agreement and no material adverse changes have occurred in Borrowers’ financial condition since the date of the last financial statements provided to Agent.

10.                                 The Loan Documents shall remain in full force and effect except as amended by this Agreement and any additional Loan Documents.

11.                                 Borrowers, jointly and severally, shall pay all of Agent’s, Lenders’, PNC’s and SVB’s attorneys’ fees and other expenses incurred in connection with the negotiation, drafting, execution, filing and recording of this Agreement and any related Loan Documents.  The amounts described in this paragraph shall be in addition to, and not in lieu of, the interest, fees and other charges owing under the Loan Documents.

12.                                 Borrowers and the Dutch Subsidiaries shall take any additional actions and execute and deliver to Lender any additional documents reasonably requested by Lender to carry out the intent and purposes of this Agreement and any related Loan Documents.

13.                                 This Agreement and any related documents shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.

14.                                 This Agreement shall be governed by the laws of the State of Colorado.

15.                                 The parties hereto consent to the jurisdiction and venue of any Court located in the City and County of Denver, State of Colorado, in the event of any litigation pertaining to this Agreement or any related Loan Document or the enforcement of any liability, obligation, right or remedy described therein.

16.                                 This Agreement may be executed in counterparts and shall be effective when at least one (1) counterpart has been executed by each party hereto.

17.                                 This Agreement and the various documents described herein represent the complete and integrated understanding between the parties pertaining to the subject matter hereof.  All prior and contemporaneous understandings and agreements, written or oral, express or implied, shall be of no further force and effect to the extent inconsistent herewith.

18.                               THE PARTIES HERETO WAIVE THEIR RESPECTIVE RIGHTS TO DEMAND A JURY TRIAL IN THE EVENT OF ANY LITIGATION PERTAINING TO THIS AGREEMENT, ANY RELATED LOAN DOCUMENTS, OR THE ENFORCEMENT OF ANY LIABILITY, OBLIGATION, RIGHT OR REMEDY DESCRIBED THEREIN.

ALLIED MOTION TECHNOLOGIES INC.

By:	/s/ Richard D. Smith
Name: Richard D. Smith
Title: Chief Executive Officer

MOTOR PRODUCTS CORPORATION

By:	/s/ Richard D. Smith
Name: Richard D. Smith
Title: Vice President

ALLIED MOTION CONTROL CORPORATION

By:	/s/ Richard D. Smith
Name: Richard D. Smith
Title: President

EMOTEQ CORPORATION

By:	/s/ Richard D. Smith
Name: Richard D. Smith
Title: President

COMPUTER OPTICAL PRODUCTS, INC.

By:	/s/ Richard D. Smith
Name: Richard D. Smith
Title: President

AMOT I, INC.

By:	/s/ Richard D. Smith
Name: Richard D. Smith
Title: President

AMOT II, INC.

By:	/s/ Richard D. Smith
Name: Richard D. Smith
Title: President

AMOT III, INC.

By:	/s/ Richard D. Smith
Name: Richard D. Smith
Title: President

STATURE ELECTRIC, INC. f/k/a
AMOT, Inc.

By:	/s/ Richard D. Smith
Name: Richard D. Smith
Title: President

AHAB INVESTMENT COMPANY

By:	/s/ Richard D. Smith
Name: Richard D. Smith
Title: President

ALLIED MOTION TECHNOLOGIES B.V.

By:	/s/ Richard D. Smith
Name: Richard D. Smith
Title:	President

PRECISION MOTOR TECHNOLOGY B.V.

By:	/s/ Richard D. Smith
Name: Richard D. Smith
Title:	Director

PREMOTEC B.V.

By:	/s/ Richard D. Smith
Name: Richard D. Smith
Title:	Director

PNC BANK, NATIONAL ASSOCIATION, AS AGENT FOR ITSELF, SILICON VALLEY BANK AND ANY OTHER LENDERS UNDER THE REVOLVING CREDIT LOAN AGREEMENT

By:	/s/ John Wattinger
Name:	John Wattinger
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ John Wattinger
Name:	John Wattinger
Title:	Vice President

SILICON VALLEY BANK

By:	/s/ S. Renee Hudnall
Name:	S. Renee Hudnall
Title:	Vice President

STATE OF COLORADO )
) ss.
CITY AND COUNTY OF DENVER)

The foregoing instrument was subscribed, sworn to, and acknowledged before me this         day of August, 2004, by Richard D. Smith as the Chief Executive Officer of Allied Motion Technologies Inc., a Colorado corporation, on behalf of the corporation.

WITNESS MY HAND AND OFFICIAL SEAL

/s/ Katrice A. Roskelley
Notary Public for the State of Colorado
My commission expires:	8-27-2007

STATE OF COLORADO )
) ss.
CITY AND COUNTY OF DENVER)

The foregoing instrument was subscribed, sworn to, and acknowledged before me this         day of August, 2004, by Richard D. Smith as the Vice President of Motor Products Corporation, a Delaware corporation, on behalf of the corporation.

WITNESS MY HAND AND OFFICIAL SEAL

/s/ Katrice A. Roskelley
Notary Public for the State of Colorado
My commission expires:	8-27-2007

STATE OF COLORADO )
) ss.
CITY AND COUNTY OF DENVER)

The foregoing instrument was subscribed, sworn to, and acknowledged before me this         day of August, 2004, by Richard D. Smith as the President of Allied Motion Control Corporation, a Colorado corporation, on behalf of the corporation.

WITNESS MY HAND AND OFFICIAL SEAL

/s/ Katrice A. Roskelley
Notary Public for the State of Colorado
My commission expires:	8-27-2007

STATE OF COLORADO )
) ss.
CITY AND COUNTY OF DENVER)

The foregoing instrument was subscribed, sworn to, and acknowledged before me this         day of August, 2004, by Richard D. Smith as the President of Emoteq Corporation, a Colorado corporation, on behalf of the corporation.

WITNESS MY HAND AND OFFICIAL SEAL

/s/ Katrice A. Roskelley
Notary Public for the State of Colorado
My commission expires:	8-27-2007

STATE OF COLORADO )
) ss.
CITY AND COUNTY OF DENVER)

The foregoing instrument was subscribed, sworn to, and acknowledged before me this         day of August, 2004, by Richard D. Smith as the President of Computer Optical Products, Inc., a Colorado corporation, on behalf of the corporation.

WITNESS MY HAND AND OFFICIAL SEAL

/s/ Katrice A. Roskelley
Notary Public for the State of Colorado
My commission expires:	8-27-2007

STATE OF COLORADO )
) ss.
CITY AND COUNTY OF DENVER)

The foregoing instrument was subscribed, sworn to, and acknowledged before me this         day of August, 2004, by Richard D. Smith as the President of AMOT I, INC., a Delaware corporation, on behalf of the corporation.

WITNESS MY HAND AND OFFICIAL SEAL

/s/ Katrice A. Roskelley
Notary Public for the State of Colorado
My commission expires:	8-27-2007

STATE OF COLORADO )
) ss.
CITY AND COUNTY OF DENVER)

The foregoing instrument was subscribed, sworn to, and acknowledged before me this         day of August, 2004, by Richard D. Smith as the President of AMOT II, INC., a Delaware corporation, on behalf of the corporation.

WITNESS MY HAND AND OFFICIAL SEAL

/s/ Katrice A. Roskelley
Notary Public for the State of Colorado
My commission expires:	8-27-2007

STATE OF COLORADO )
) ss.
CITY AND COUNTY OF DENVER)

The foregoing instrument was subscribed, sworn to, and acknowledged before me this         day of August, 2004, by Richard D. Smith as the President of AMOT III, INC., a Delaware corporation, on behalf of the corporation.

WITNESS MY HAND AND OFFICIAL SEAL

/s/ Katrice A. Roskelley
Notary Public for the State of Colorado
My commission expires:	8-27-2007

STATE OF COLORADO )
) ss.
CITY AND COUNTY OF DENVER)

The foregoing instrument was subscribed, sworn to, and acknowledged before me this         day of August, 2004, by Richard D. Smith as the President of Stature Electric, Inc. f/k/a AMOT, Inc., a Pennsylvania corporation, on behalf of the corporation.

WITNESS MY HAND AND OFFICIAL SEAL

/s/ Katrice A. Roskelley
Notary Public for the State of Colorado
My commission expires:	8-27-2007

STATE OF COLORADO )
) ss.
CITY AND COUNTY OF DENVER)

The foregoing instrument was subscribed, sworn to, and acknowledged before me this         day of August, 2004, by Richard D. Smith as the President of Ahab Investment Company, a Delaware corporation, on behalf of the corporation.

WITNESS MY HAND AND OFFICIAL SEAL

/s/ Katrice A. Roskelley
Notary Public for the State of Colorado
My commission expires:	8-27-2007

STATE OF COLORADO )
) ss.
CITY AND COUNTY OF DENVER)

The foregoing instrument was subscribed, sworn to, and acknowledged before me this         day of August, 2004, by Richard D. Smith as the                                    of Allied Motion Technologies B.V., a                                                                   , on behalf of the                                   .

WITNESS MY HAND AND OFFICIAL SEAL

/s/ Katrice A. Roskelley
Notary Public for the State of Colorado
My commission expires:	8-27-2007

STATE OF COLORADO )
) ss.
CITY AND COUNTY OF DENVER)

The foregoing instrument was subscribed, sworn to, and acknowledged before me this         day of August, 2004, by Richard D. Smith as the                                    of Precision Motor Technology B.V., a                                                                   , on behalf of the                                   .

WITNESS MY HAND AND OFFICIAL SEAL

/s/ Katrice A. Roskelley
Notary Public for the State of Colorado
My commission expires:	8-27-2007

STATE OF COLORADO )
) ss.
CITY AND COUNTY OF DENVER)

The foregoing instrument was subscribed, sworn to, and acknowledged before me this         day of August, 2004, by Richard D. Smith as the                                    of Premotec B.V., a                                    ,                                on behalf of the                                   .

WITNESS MY HAND AND OFFICIAL SEAL

/s/ Katrice A. Roskelley
Notary Public for the State of Colorado
My commission expires:	8-27-2007